AGREEMENT

THIS AGREEMENT (this “Agreement”) is made and entered into as of June 17, 2009 but shall be effective as of the Effective Date (defined herein), by and among III to I Maritime Partners Cayman I, L.P. (the “Partnership”), III to I International Maritime Solutions Cayman, Inc. (the “General Partner”), IMS Capital Partners, LLC (“IMS Capital Partners”) and Kronos Shipping I, Ltd. (“Kronos”).

Recitals

WHEREAS, IMS Holdings and the Schulte Group (“Schulte”) have entered into that certain Memorandum of Agreement dated as of November 13, 2007 between III to I IMS Holdings LLC (“IMS Holdings”) and Schulte, as amended by Addendum No. 1 dated as of July 6, 2008 (as amended, supplemented, amended and restated, the “Original MOA”) whereby IMS Holdings or its nominee agreed to place an order for one IMO II Chemical/Product tanker (the “Tanker”) from Nantong Mingde Heavy Industry Stock Co., Ltd. through Schulte;

WHEREAS, Kronos, a wholly owned subsidiary of the Partnership, has entered into that certain Memorandum of Agreement dated as of April 25, 2009 between Kronos and Conway Shipping Co. Ltd. (“Conway”), an affiliate of Schulte, whereby the Original MOA was amended and restated in its entirety and is attached hereto as Exhibit A (as amended, the “MOA”);

WHEREAS, IMS Capital Partners has paid amounts totaling $4,138,946.23 to Conway (and any other third parties as identified on Exhibit A) pursuant to the Original MOA and in the amounts and times set forth as on Exhibit B (the “Amounts Paid”);

WHEREAS, in order to fund the Amounts Paid, certain inter company loans were made and notes were issued by (i) IMS Capital Partners in favor of IMS Holdings and (ii) IMS Holdings in favor of the Partnership, as set forth in Exhibit C (the “Notes”);

WHEREAS, the Partnership desires for any and all rights and obligations in connection with the Original MOA, the MOA and the Amounts Paid owned by IMS Capital Partners and IMS Holdings to be transferred and assigned to its wholly owned subsidiary, Kronos (the “Transfer”);

WHEREAS, as consideration for the Transfer, each of IMS Holdings and IMS Capital Partners shall no longer have any rights or obligations in connection with the Tanker or the MOA; and

WHEREAS, in order to give effect to the Transfer and as consideration, (i) the Partnership has agreed to assign those certain Notes payable to it by IMS Holdings and the underlying amounts receivable in connection therewith, totaling $4,138,946.23 including interest accrued thereon, to IMS Capital Partners in exchange for IMS Capital Partner’s consent to the execution of the MOA and the transfer of the rights thereby, and any right to the return of any Amounts Paid to Kronos and (ii) Kronos will accept transfer of said rights and credit the Partnership with additional paid in capital in the amount of $4,138,946.23 (the “Contribution”).

Agreement

In consideration of the premises, mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto hereby agree as follows:

ARTICLE I

CONTRIBUTION

1.1           Transfer.  On the terms and subject to the conditions of this Agreement, upon the Effective Date the Transfer and Contribution shall be deemed to be consummated.  Each party hereto acknowledges receipt of the consideration set for in the Recitals above as to be received by such party.

1.2           Effects of Transfer.  Immediately upon the consummation of the Transfer and Contribution, legal title to the Original MOA, the MOA, and all rights and obligations in connection therewith and in connection with the Tanker shall be deemed to be transferred to and assumed by Kronos, and IMS Holdings and IMS Capital Partners shall have no further rights or obligations with respect to the Original MOA, the MOA or the Tanker.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

As a material inducement for each party to enter into this Agreement, each of the parties below hereby severally represents and warrants that:

2.1           Authorization. Such party has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

2.2           Rights in MOA.  Each of IMS Holdings and IMS Capital Partners represents that such entity is transferring all of its rights in connection with the Original MOA and the MOA to Kronos.

ARTICLE III

MISCELLANEOUS

3.1           Effective Date.  This Agreement shall be effective as of April 25, 2009, the date upon which the MOA was entered into (the “Effective Date”).

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3.2           Further Actions.  Each of IMS Holdings and IMS Capital Partners hereby agrees that each entity will do any and all acts requested by the Partnership or Kronos in the future to give effect to the Transfer and the Contribution, including the execution of any documents necessary to give such effect.

3.3           Amendment and Waiver.  This Agreement may be amended and any provision of this Agreement may be waived only if such amendment or waiver is set forth in writing and executed by each of the Partnership, IMS Capital Partners and Kronos and acknowledged by IMS Holdings.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

3.4           Binding Agreement; Assignment.  The provisions of this Agreement shall inure to the benefit of and be binding upon the Partnership, IMS Holdings, IMS Capital Partners and Kronos and their respective successors and assigns, whether or not any such person shall have become a party to this Agreement; provided, however, that no party may assign its rights or delegate its duties hereunder without the prior written consent of the other parties hereto.  Any purported assignment in violation of this Section 3.4 shall be void and of no force or effect.

3.5           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

3.6           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

3.7           Headings; Interpretation.  The headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.  Whenever the term “including” is used in this Agreement (whether or not that term is followed by the phrase “but not limited to” or “without limitation” or words of similar effect) in connection with a listing of one or more items or matters, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, such items or matters.

3.8           Entire Agreement.  This Agreement and the documents referred to herein contain the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

3.9           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

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3.10           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE LAWS OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF TEXAS.

3.11           Parties in Interest.  Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXECUTED AS A DEED BY

THE PARTNERSHIP:

III TO I MARITIME PARTNERS CAYMAN I, L.P.

By:	III to I International Maritime Solutions Cayman, Inc., its General Partner

By:	/s/
Darrell W. Cain, Chief Executive Officer

In the presence of:

/s/
Witness

EXECUTED AS A DEED BY

THE GENERAL PARTNER:

III TO I INTERNATIONAL MARITIME SOLUTIONS CAYMAN, INC.

By:	/s/
Darrell W. Cain, Chief Executive Officer

In the presence of:

/s/
Witness

EXECUTED AS A DEED BY:

KRONOS SHIPPING I, LTD.

By:	/s/
Name:
Title:

In the presence of:

/s/
Witness

EXECUTED AS A DEED BY:

IMS CAPITAL PARTNERS, LLC

By:	/s/
Name:
Title:

In the presence of:

/s/
Witness

ACKNOWLEDGMENT AND ACCEPTANCE
EXECUTED AS A DEED BY:

III TO I IMS HOLDINGS LLC

By:	/s/
Name:
Title:

In the presence of:

/s/
Witness

EXHIBIT A

Memorandum of Agreement

[SEE FORM 10 EXHIBIT 10.8]

EXHIBIT B

Amounts Paid

Pavor	Date	Amount
IMS Capital Partners	12/14/2007	83,000.00
IMS Capital Partners	1/10/2008	3,000,000.00
IMS Capital Partners	6/27/2008	163,200.00
IMS Capital Partners	6/27/2008	81,600.00
IMS Capital Partners	7/11/2008	7,000.00
IMS Capital Partners	10/8/2008	30,000.00
Tanker Costs		3,364,800.00
IMS Capital Partners	1/10/2008	109,678.17
IMS Capital Partners	4/30/2008	75,433.70
IMS Capital Partners	7/22/2008	76,515.21
IMS Capital Partners	10/22/2008	77,561.61
IMS Capital Partners	12/10/2008	52,501.65
Tanker Costs - Interest		391,690.34
IMS Capital Partners	11/29/2007	10,000.00
IMS Capital Partners	4/29/2008	12,921.30
IMS Capital Partners	10/7/2008	3,845.67
IMS Capital Partners	10/20/2008	200.00
IMS Capital Partners	12/18/2008	2,336.25
Legal		29,303.22
IMS Capital Partners	2/26/2008	600.00
IMS Capital Partners	12/14/2007	20.00
IMS Capital Partners	10/20/2008	20.00
IMS Capital Partners	10/29/2008	200.00
IMS Capital Partners	7/22/2008	5,000.00
IMS Capital Partners	3/6/2008	10,000.00
IMS Capital Partners	2/19/2008	2,711.29
IMS Capital Partners	11/14/2008	503.00
Miscellaneous		19,054.29
IMS Capital Partners		334,098.38
Interest on intercompany loan		334,098.38
Total:		$4,138,946.23

EXHIBIT C

Schedule of Notes and Advances

Maker	Payee	Date	Amount Paid

IMS Holdings	The Partnership	11/29/2007	$100,000.00
IMS Holdings	The Partnership	1/10/2008	$3,200,000.00
IMS Holdings	The Partnership	4/29/2008	$75,000.00
IMS Holdings	The Partnership	6/27/2008	$350,000.00
IMS Holdings	The Partnership	7/30/2008	$100,000.00
IMS Holdings	The Partnership	10/7/2008	$90,000.00
IMS Holdings	The Partnership	11/7/2008	$10,000.00
IMS Holdings	The Partnership	12/10/2008	$60,000.00
IMS Holdings	The Partnership	12/12/2008	$10,000.00
			$3,995,000.00

IMS Capital Partners	IMS Holdings	11/29/2007	$100,000.00
IMS Capital Partners	IMS Holdings	1/10/2008	$3,200,000.00
IMS Capital Partners	IMS Holdings	4/29/2008	$75,000.00
IMS Capital Partners	IMS Holdings	6/27/2008	$350,000.00
IMS Capital Partners	IMS Holdings	7/30/2008	$100,000.00
IMS Capital Partners	IMS Holdings	10/7/2008	$90,000.00
IMS Capital Partners	IMS Holdings	11/7/2008	$10,000.00
IMS Capital Partners	IMS Holdings	12/10/2008	$60,000.00
IMS Capital Partners	IMS Holdings	12/12/2008	$10,000.00
			$3,995,000.00